Exhibit 99.1

Augmedix Announces Closing of Public Offering of Common Stock, Including Additional Investments from HCA Healthcare and Redmile Group

Provides Incremental Capital to Expand Augmedix’s Commercial Team, while Accelerating

Development of Product Roadmap to Address New Market Segments

SAN FRANCISCO, November 21, 2023 – Augmedix, Inc. (Nasdaq: AUGX), a healthcare technology company that delivers industry-leading ambient medical documentation and data solutions, today announced the closing of a registered public offering of common stock for aggregate gross proceeds of $28.75 million, prior to deducting underwriting discounts, commissions, and other offering expenses. The incremental capital, which includes a lead investment from existing shareholders HCA Healthcare, Inc. (NYSE: HCA) and Redmile Group, LLC, is intended to drive incremental revenue growth by expanding the company’s commercial team, accelerating the company’s automation initiatives, and advancing the company’s efforts to create an open ecosystem of integrations and partnerships.

“Augmedix’s leading ambient technology, structured data and bi-directional communication channel to the point of care makes us uniquely positioned to deliver significant value to enterprise health systems and the broader healthcare ecosystem,” said Manny Krakaris, Chief Executive Officer at Augmedix. “In recent quarters we have significantly strengthened our market position by establishing a highly collaborative relationship with HCA Healthcare, introducing a range of new products, and driving accelerated commercial adoption. From this position of strength and with proceeds from this financing, we will build upon our leadership position in the rapidly growing documentation market and accelerate our efforts to forge new integrations and partnerships, which is critical to effectuating change at the point of care and reinforcing our long-term strategic positioning in the market. As we move swiftly to capitalize on this opportunity, we are encouraged to have $5 million in aggregate participation and backing from critical partners HCA Healthcare and Redmile Group, which serves as validation of our strategy.”

“We are excited to deepen our partnership with Augmedix, taking a significant step further to transform healthcare through groundbreaking AI technology,” said John Doulis, MD, VP Data Services and Technology Innovation, HCA Healthcare. “This strategic investment aligns with our vision to redefine provider and patient experiences and enables us to accelerate our work to bring ambient documentation to acute care settings at scale.”

Augmedix intends to use the net proceeds from this equity raise to expand its salesforce, targeting both new customers and further expansion within existing customers, to drive incremental revenue growth. Additionally, Augmedix intends to accelerate the development of its product roadmap to address opportunities that significantly increase the addressable market for its products.

Added Krakaris, “Our financial results for the first nine months of 2023 demonstrated that we were well on our way to achieving our goals of reaching cashflow breakeven by the end of 2024, but our increasing market success has led us to lean into our competitive advantage and invest further in our commercial capabilities to extend our market reach. Our clients are embracing the Augmedix platform, asking for more capabilities – faster – and the resources we will bring to bear should enable us to realize such incremental opportunities sooner. In light of the increased investment in sales, research, development, product and marketing, Augmedix now expects to reach breakeven, on a cash flow from operations basis before net interest expense, by the end of 2025. Based on this revised plan, we continue to have the capital necessary to reach cash flow sustainability.”

About Augmedix

Augmedix (Nasdaq: AUGX) delivers industry-leading, ambient medical documentation and data solutions to healthcare systems, physician practices, hospitals, and telemedicine practitioners.

Augmedix is on a mission to help clinicians and patients form a human connection at the point of care with seamless technology. Augmedix’s proprietary Notebuilder Platform extracts relevant data from natural clinician-patient conversations and converts that data into medical notes in real time, which are seamlessly transferred to the EHR. The company’s platform uses Automatic Speech Recognition, Natural Language Processing including Large Language Models, and medical documentation specialists to generate accurate and timely medical notes.

Leveraging this platform, Augmedix’s products relieve clinicians of administrative burden, in turn, reducing burnout and increasing both clinician and patient satisfaction. Augmedix is also leading the revolution in leveraging point-of-care data by making connections between millions of clinician-patient interactions and analyzing them to deliver actionable insights that elevate patient care.

Augmedix is headquartered in San Francisco, CA, with offices around the world. To learn more, visit www.augmedix.com.

Forward-Looking Statements

This press release contains “forward-looking statements” that involve a number of risks and uncertainties. Words such as “believes,” “may,” “will,” “estimates,” “potential,” “continues,” “anticipates,” “intends,” “expects,” “could,” “would,” “projects,” “plans,” “targets,” “excited,” “optimistic,” and variations of such words and similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, without limitation, statements regarding the intended uses by Augmedix of the incremental capital received in the offering to drive incremental revenue growth; Augmedix’s leading ambient technology, structured data and bi-directional communication channel to the point of care making us uniquely positioned to deliver significant value to enterprise health systems and the broader healthcare ecosystem; having significantly strengthened our market position in recent quarters by establishing a highly collaborative relationship with HCA Healthcare, introducing a range of new products, and driving accelerated commercial adoption; from this position of strength and with proceeds from this financing, Augmedix building upon its leadership position in the rapidly growing documentation market and accelerating its efforts to forge new integrations and partnerships, which is critical to effectuating change at the point of care and reinforcing our long-term strategic positioning in the market; Augmedix moving swiftly to capitalize on this opportunity and the $5 million aggregate participation and backing of critical partners HCA Healthcare and Redmile Group serving as validation of Augmedix’s strategy; Augmedix taking a significant step further to transform healthcare through groundbreaking technology; the investment by HCA Healthcare aligning with its vision to redefine provider and patient experiences and enable it to accelerate its work to bring ambient documentation to acute care settings at scale; HCA Healthcare viewing Augmedix’s open network platform strategy as another avenue to help HCA change behavior at the point of care; Augmedix’s intended use of the net proceeds from the equity raise; our financial results for the first nine months of 2023 demonstrating that we were well on our way to achieving our goals of reaching cashflow breakeven by the end of 2024; Augmedix’s decision to invest further in our commercial capabilities to extend our market reach; Augmedix’s clients embracing the Augmedix platform, asking for more capabilities, faster, and Augmedix’s belief that the resources it will bring to bear should enable Augmedix to realize such incremental opportunities sooner; Augmedix’s expectation now that it will reach breakeven, on a cash flow from operations basis before net interest expense, by the end of 2025; and Augmedix continuing to have the capital necessary to reach cash flow sustainability. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in our most recent Form 10-K filed with the Securities and Exchange Commission on April 17, 2023 as well as other documents that may be filed by us from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: our expectations regarding the capital necessary to reach cash flow sustainability; our expectations regarding changes in regulatory requirements; our ability to interoperate with the electronic health record systems of our customers; our reliance on vendors; our ability to attract and retain key personnel; the competition to attract and retain remote documentation specialists; anticipated trends, growth rates, and challenges in our business and in the markets in which we operate; our ability to further penetrate our existing customer base; our ability to protect and enforce our intellectual property protection and the scope and duration of such protection; developments and projections relating to our competitors and our industry, including competing dictation software providers, third-party, non-real time medical note generators and real time medical note documentation services; and the impact of current and future laws and regulations. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.

Contact Information

Investors:

Matt Chesler, CFA

FNK IR

(646) 809-2183

augx@fnkir.com

investors@augmedix.com

Media:

Kaila Grafeman

Augmedix

pr@augmedix.com

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